INCOME TAXES (Details) - USD ($)	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets
Net operating losses	$ 8,174,000	$ 4,678,000
Accrued warranty	42,000	77,000
Other accrued expenses	1,253,000	1,224,000
Total deferred tax assets	9,469,000	5,979,000
Valuation Allowance	(9,469,000)	(5,979,000)
Net deferred tax asset	$ 0	$ 0